SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                           FORM 8-K/A

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          August 17, 1999
                          -------------
                         Date of Report
               (Date of Earliest Event Reported)

                 COMPUTERIZED THERMAL IMAGING, INC.
                 -------------------------------
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                     000-23955                   87-0458721
        --------                       -------                  ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                  476 Heritage Park Boulevard, Suite 210
                         Layton, Utah 84041
                ---------------------------------
              (Address of Principal Executive Offices)

                         (801) 776-4700
                         --------------
                 Registrant's Telephone Number

                              N/A
                              ---
        (Former Name and Address of Principal Executive Offices)

Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Ham, Langston & Brezina, L.L.P., Certified Public Accountants, of Houston, Texas, audited Computerized Thermal Imaging, Inc.'s (the "Company") consolidated balance sheet as of June 30, 1998 and the related statements of operations, stockholders' deficit, and cash flows for the years ended June 30, 1998 and 1997, and for the period from inception, June 10, 1987, to June 30, 1998; these financial statements accompanied the Company's Form SB-2 Registration Statement, as amended, filed with the Securities and Exchange Commission, and declared effective January 8, 1999. The report of Ham, Langston & Brezina on such financial statements, dated October 26, 1998, did not contain any adverse opinion or disclaimer of opinion, and with the exception of a "going concern" qualification because of the Company's dependence on outside sources of financing for continuation of operations, was not qualified or modified as to uncertainty, audit scope or accounting principles. Ham, Langston & Brezina was dismissed on or about August 17, 1999.

           Jones, Jensen & Company L.L.C., Certified Public Accountants of Salt Lake City, Utah, were engaged by the Company on August 17, 1999, pursuant to recommendation of the Company's Board of Directors, to audit the financial statements of the Company for its fiscal year ended June 30, 1999.

           There were no disagreements between the Company and Ham, Langston & Brezina, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

           The Company has provided Ham, Langston & Brezina with a copy of the disclosure provided under this caption of this Report, and advised it to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Such response is filed with this amended Form 8-K as Exhibit 16.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Company 's Directors.

         None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements

          None; not applicable.

          (b)   Exhibits

Number            Description
--------          -----------

  16              Letter regarding change in certifying accountants


Item 8.   Change in Fiscal Year.

         None; not applicable.


                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMPUTERIZED THERMAL IMAGING, INC.

Date: 8/25/99                 By:/s/David A. Packer
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                               David A. Packer
                                    President